UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 1, 2003

LA QUINTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant’s telephone number, including area code)

LA QUINTA PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant’s telephone number, including area code)

Item 7.    Exhibits

99.1         Press Release, dated May 1, 2003.

Item 9.    Regulation FD Disclosure (Information Furnished Pursuant to Item 12, “Disclosure of Results of

Operations and Financial Condition”)

On May 1, 2003, La Quinta Corporation and La Quinta Properties, Inc. issued a press release regarding its earnings for the three months ending March 31, 2003.  A copy of the press release is furnished with this Joint Current Report as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9.  Regulation FD Disclosure” rather than under “Item 12.  Disclosure of Results of Operations and Financial Condition.”  The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2003	LA QUINTA CORPORATION

	By:	/s/ David L. Rea
Name: David L. Rea
	Title:	Executive Vice President and Chief Financial Officer

LA QUINTA PROPERTIES, INC.

	By:	/s/ David L. Rea
Name: David L. Rea
	Title:	Executive Vice President and Chief Financial Officer